EXECUTION COPY

AMENDMENT NO. 1

Dated as of May 7, 2010

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 12, 2010

    THIS AMENDMENT NO. 1 (“Amendment”) is made as of May 7, 2010 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of February 12, 2010 by and among the Company, the Lenders and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

    WHEREAS, the Company has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to certain amendments to the Credit Agreement;

    WHEREAS, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

    NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to enter into this Amendment.

    1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

    (a) TD Bank, N.A. (the “New Lender”) is entering into this Amendment and the Credit Agreement as a new Lender thereunder. Upon the effectiveness hereof, the New Lender shall constitute a “Lender” for all purposes under the Credit Agreement and the other Loan Documents and shall be subject to the terms and conditions thereof.

    (b) Section 2.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

      SECTION 2.20. [Intentionally Omitted]

    (c) Schedule 2.01 to the Credit Agreement is deleted in its entirety and replaced with Schedule 2.01 attached hereto as Annex A, and the Commitments of the Lenders are amended and restated as set forth thereon. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 2.16 of the Credit Agreement.

    2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent and the Lenders shall have administered the reallocation and assignment of the aggregate Revolving Credit Exposures among the Lenders such that after giving effect to the amendments to the Commitments pursuant hereto, each Lender’s Applicable Percentage of the aggregate Revolving Credit Exposures is equal to such Lender’s Applicable Percentage of the Aggregate Commitment and (b) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders, the New Lender and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

    3. Representations and Warranties of the Company and Acknowledgements and Confirmations. The Company hereby represents and warrants as follows:

    (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

    (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

    4. Reference to and Effect on the Credit Agreement.

    (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

    (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

    (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

    5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

    6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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    7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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    IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:
Name:
Title:

Signature Page to Amendment No. 1
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

JPMORGAN CHASE BANK, N.A., individually as a Lender
and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 1
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

TD BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

ANNEX A

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$22,500,000

RBS CITIZENS, NATIONAL ASSOCIATION	$22,500,000

TD BANK, N.A.	$20,000,000

AGGREGATE COMMITMENT	$65,000,000